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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported)      February 2, 1999
                                                     ---------------------------

                             NABORS INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-9245                                       93-0711613
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    (Commission File Number)                (I.R.S. Employer Identification No.)

 515 West Greens Road, Suite 1200,  Houston, Texas              77067
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     (Address of Principal Executive Offices)                 (Zip Code)

                                 (281) 874-0035
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

On February 2, 1999, Nabors Industries, Inc. issued its earnings release for the quarter ended December 31, 1998. A copy of the release is attached to this report as Exhibit 99.1, and is incorporated into this report by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         Exhibit 99.1      Nabors Industries, Inc. Press Release dated
                           February 2, 1999


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NABORS INDUSTRIES, INC.
                                           (Registrant)


Date: February 3, 1999                By:      /s/ Anthony G. Petrello
                                          --------------------------------------
                                                   Anthony G. Petrello
                                              President and Chief Operating
                                                         Officer




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                              INDEX TO EXHIBITS


       EXHIBIT NO.               DESCRIPTION
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          99.1           Nabors Industries, Inc. Press Release dated
                         February 2, 1999







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